UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2015 (December 7, 2015)

FREESCALE SEMICONDUCTOR, LTD.*

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-35184	98-0522138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6501 William Cannon Drive West, Austin, Texas 78735

(Address of Principal Executive Offices, including Zip Code)

(512) 895-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(*)	As more specifically described in the Introductory Note to this Current Report on Form 8-K, immediately following the completion of the Intra-Group Mergers (as defined herein), Freescale Semiconductor Holdings V, Inc. became the successor-in-interest to Freescale Semiconductor, Ltd.

Introductory Note

On December 7, 2015 (the “Closing Date”), Freescale Semiconductor, Ltd. (the “Company”), a Bermuda exempted limited liability company, completed its previously announced merger (the “Merger”) with Nimble Acquisition Limited (“Merger Sub”), a Bermuda exempted limited liability company and an indirect, wholly-owned subsidiary of NXP Semiconductors N.V. (“NXP”), a Dutch public limited liability company, pursuant to the terms of the Agreement and Plan of Merger, dated as of March 1, 2015 (the “Merger Agreement”), by and among NXP, Merger Sub and the Company. Immediately following the Merger, a series of mergers occurred among the Company and its wholly-owned subsidiaries, culminating with the Company merging with and into Freescale Semiconductor Holdings V, Inc. (“Holdings V”), a Delaware corporation, (such mergers, collectively, the “Intra-Group Mergers”) with Holdings V being the surviving corporation and successor-in-interest to the Company. As a result of the Merger and Intra-Group Mergers, Holdings V is now an indirect, wholly-owned subsidiary of NXP.

The description of the Merger Agreement and related transactions (including, without limitation, the Merger) in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2015 and incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Guaranty Agreement in respect of the New Secured Term Credit Agreement

Pursuant to a guaranty agreement dated as of the Closing Date (the “Term Loan Guaranty Agreement”) by and among NXP B.V., NXP Funding LLC, NXP Semiconductors Netherlands B.V. and NXP Semiconductors Taiwan Ltd. (collectively, the “NXP Credit Guarantors”), Freescale Semiconductors Holdings V, Inc. and Freescale Semiconductor Inc. (collectively, the “Freescale Credit Guarantors”), the Collateral Agent (as defined below) and Credit Suisse AG, as administrative agent (the “Administrative Agent”), each of the Freescale Credit Guarantors will guarantee all present and future obligations of NXP B.V. and NXP Funding LLC (in their capacity as borrowers, the “Borrowers”) arising under and pursuant to the terms of the US$2,700,000,000 secured term credit agreement dated as of Closing Date (the “New Secured Term Credit Agreement”) by and among the Borrowers, the several lenders party thereto, the Collateral Agent, the Administrative Agent, Credit Suisse Securities (USA) LLC, Morgan Stanley Senior Funding, Inc., Barclays Bank plc, Deutsche Bank Securities Inc. and Bank of America, N.A. as Joint Lead Arrangers and Joint Bookrunners and Goldman Sachs Lending Partners LLC, Citigroup Markets Limited and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., London Branch as Co-Managers. The description of the Term Loan Guaranty Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Term Loan Guaranty Agreement, a copy of which is filed herewith as Exhibit 10.1.

Guaranty Agreement in respect of the New RCF Agreement

Pursuant to a guaranty agreement dated as of the Closing Date (the “RCF Guaranty Agreement”) by and among the Borrowers, each of the NXP Credit Guarantors, each of the Freescale Credit Guarantors, the Collateral Agent and Morgan Stanley Senior Funding, Inc., as administrative agent (the “RCF Administrative Agent”), each of the Freescale Credit Guarantors will guarantee all present and future obligations of the Borrowers arising under and pursuant to the terms of the US$600,000,000 revolving credit facility agreement dated as of the Closing Date (the “New RCF Agreement”) by and among the Borrowers, the several lenders party thereto, the Collateral Agent, the RCF Administrative Agent, Credit Suisse Securities (USA) LLC, Morgan Stanley Senior Funding, Inc., Barclays Bank plc, Deutsche Bank Securities Inc. and Bank of America, N.A. as Joint Lead Arrangers and Joint Bookrunners and Goldman Sachs Lending Partners LLC, Citigroup Markets Limited and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., London Branch as Co-Managers. The description of the RCF Guaranty Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the RCF Guaranty Agreement, a copy of which is filed herewith as Exhibit 10.2.

Guaranty Agreement in respect of the Secured Bridge Term Credit Agreement

Pursuant to a guaranty agreement dated as of the Closing Date (the “Bridge Loan Guaranty Agreement”) by and among the Borrowers, each of the NXP Credit Guarantors, each of the Freescale Credit Guarantors, the Collateral Agent and the Administrative Agent, each of the Freescale Credit Guarantors will guarantee all present and future obligations of the Borrowers arising under and pursuant to the terms of the US$1,000,000,000 secured bridge term credit facility agreement dated as of the Closing Date (the “Secured Bridge Term Credit Agreement”) by and among the Borrowers, the Collateral Agent, the Administrative Agent and the lenders party thereto. The description of the Bridge Loan Guaranty Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Bridge Loan Guaranty Agreement, a copy of which is filed herewith as Exhibit 10.3.

Supplemental Guaranty in respect of the Existing Secured Term Credit Agreement

Pursuant to a supplemental guaranty agreement dated as of the Closing Date (the “Supplemental Guaranty”) among each of the Freescale Credit Guarantors and the Collateral Agent, which supplements the guaranty agreement, dated as of March 4, 2011 (the “Existing Term Loan Guaranty Agreement”) among the Borrowers, NXP Semiconductors Netherlands B.V. and the Collateral Agent, each of the Freescale Credit Guarantors will guarantee all present and future obligations of the Borrowers arising under and pursuant to the terms of the existing secured term credit agreement, dated as of March 4, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Existing Term Loan Credit Agreement”) among the Borrowers, the several lenders party thereto, the Collateral Agent, Mizuho Corporate Bank, Ltd. as Taiwan Collateral Agent and Barclays Bank PLC as Administrative Agent. The description of the Supplemental Guaranty contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Supplemental Guaranty, a copy of which is filed herewith as Exhibit 10.4 and the Existing Term Loan Guaranty Agreement which is filed as Exhibit 4.8 to the Form 20-F of NXP filed on March 13, 2012.

A&R Freescale Indentures

Pursuant to (i) the Supplemental Indenture, dated as of April 2, 2015, by and among Freescale Semiconductor, Inc. (“Freescale”), an indirect, wholly-owned subsidiary of the Company, the Company, Freescale Semiconductor Holdings II, Ltd., Freescale Semiconductor Holdings III, Ltd., Freescale Semiconductor Holdings IV, Ltd., Freescale Semiconductor Holdings V, Inc. and SigmaTel LLC (collectively, the “Freescale Indenture Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “2021 Freescale Trustee”), to the Indenture, dated as of May 31, 2013 (the “2021 Freescale Indenture”), by and among Freescale, the Freescale Indenture Guarantors and the 2021 Freescale Trustee, governing Freescale’s 5.00% Senior Secured Notes due 2021 (the “2021 Freescale Notes”), and (ii) the Supplemental Indenture, dated as of April 2, 2015, by and among Freescale, the Freescale Indenture Guarantors and Wells Fargo Bank, National Association, as trustee (the “2022 Freescale Trustee”, together with the 2021 Freescale Trustee, the “Freescale Trustees”), to the Indenture, dated as of November 1, 2013 (together with the 2021 Freescale Indenture, the “Freescale Indentures”), by and among Freescale, the Freescale Indenture Guarantors and the 2022 Freescale Trustee, governing Freescale’s 6.00% Senior Secured Notes due 2022 (together with the 2021 Freescale Notes, the “Freescale Notes”), Freescale, the Freescale Indenture Guarantors, NXP B.V., NXP Funding LLC, NXP Semiconductors Netherlands B.V., NXP Semiconductors UK Limited, NXP Semiconductors USA, Inc., NXP Semiconductors Germany GmbH, NXP Semiconductors Hong Kong Limited, NXP Semiconductors Philippines Inc., NXP Semiconductors Singapore Pte. Ltd., NXP Semiconductors Taiwan Ltd. and NXP Manufacturing (Thailand) Ltd. (collectively, the “NXP Indenture Guarantors”) entered into amended and restated Freescale Indentures dated as of the Closing Date (the “A&R Freescale Indentures”).

In accordance with the A&R Freescale Indentures, among other things, (i) certain amendments previously approved by the holders of the Freescale Notes as part of the consents solicitations that launched on March 23, 2015 and closed on April 2, 2015 became operative and (ii) the NXP Indenture Guarantors acceded to the Freescale Notes as additional guarantors. The description of the A&R Freescale Indentures contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the A&R Freescale Indentures, copies of which are filed herewith as Exhibits 4.1 and 4.2.

Collateral Agency Agreement

Pursuant to the additional secured obligations supplement, dated as of the Closing Date (the “Additional Secured Obligations Supplement”), by and among NXP B.V., Morgan Stanley Senior Funding, Inc., as collateral agent (the “Collateral Agent”) and the additional secured parties party thereto to the collateral agency agreement, dated as of September 29, 2006 (the “Collateral Agency Agreement”), between, among others, NXP B.V., NXP Funding LLC, the NXP Indenture Guarantors, the secured parties party thereto and the Collateral Agent, certain additional secured parties will become party to the Collateral Agency Agreement and will have all the rights, obligations and liabilities of a secured party and be bound by the provisions thereof, as if they were one of the original parties thereto.

Pursuant to the lien grantor supplement, dated as of the Closing Date (the “Lien Grantor Supplement”), by and among Freescale, Freescale Semiconductor Holdings V, Inc., SigmaTel LLC, NXP B.V. and the Collateral Agent to the Collateral Agency Agreement, Freescale, Freescale Semiconductor Holdings V, Inc. and SigmaTel LLC became party to the Collateral Agency Agreement, have all the rights, obligations and liabilities thereunder and are bound by all the provisions thereof as fully as if they were one of the original parties thereto. The Collateral Agency Agreement in its entirety is incorporated by reference herein. A copy of the Collateral Agency Agreement was filed as Exhibit 4.3 to the Registration Statement on Form F-4 filed by NXP B.V. on April 23, 2007.

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Subject to the agreed security principles, first ranking security will be granted over substantially all of the assets of Freescale and Freescale Semiconductor Holdings V, Inc. in favor of the secured parties under the Existing Term Loan Credit Agreement, the New RCF Agreement, the New Secured Term Credit Agreement and the Secured Bridge Term Credit Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Term Loan Guaranty Agreement

10.2	RCF Guaranty Agreement

10.3	Bridge Loan Guaranty Agreement

10.4	Supplemental Guaranty

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR, LTD.

By:	/s/ Jennifer B. Wuamett
	Name:	Jennifer B. Wuamett
	Title:	Senior Vice President, General Counsel and Secretary

Dated:	December 7, 2015

Exhibit Index

Exhibit No.	Description

10.1	Term Loan Guaranty Agreement

10.2	RCF Guaranty Agreement

10.3	Bridge Loan Guaranty Agreement

10.4	Supplemental Guaranty